UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 29, 2017

Oglethorpe Power Corporation

(An Electric Membership Corporation)

(Exact name of registrant as specified in its charter)

GEORGIA	000-53908	58-1211925
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation)

2100 East Exchange Place
Tucker, Georgia	30084-5336
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 270-7600

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

The information related to the Interim Assessment Agreement, as discussed in Item 8.01, is incorporated by reference into this Item 1.01.

Item 8.01                                           Other Events.

See “BUSINESS — OUR POWER SUPPLY RESOURCES — Future Power Resources — Plant Vogtle Units No. 3 and No. 4” and Note 7a of Notes to Consolidated Financial Statements of our annual report on Form 10-K for the year ended December 31, 2016 for additional information regarding our 30% interest in the two new nuclear generating units under construction at Plant Vogtle, Units No. 3 and No. 4, including (i) the Engineering, Procurement and Construction Agreement among Georgia Power Company, acting for itself and as agent for, us, the Municipal Electric Authority of Georgia, and the City of Dalton, Georgia, acting by and through its Board of Water, Light, and Sinking Fund Commissioners, doing business as Dalton Utilities (collectively, the Co-owners), and a consortium consisting of Westinghouse Electric Company LLC and WECTEC Global Project Services Inc. (together, the Contractor), under which the Contractor agreed to design, engineer, procure, construct, and test two AP1000 nuclear generating units and related facilities at Plant Vogtle (the EPC Agreement) and (ii) Toshiba Corporation’s announcement of substantial impairment charges at Westinghouse attributed to increased costs to complete its U.S. nuclear projects, including Vogtle Units No. 3 and No. 4.

On March 29, 2017, Westinghouse and WECTEC each filed for bankruptcy protection under Chapter 11 of the United States Bankruptcy Code. Georgia Power, for itself and as agent for the other Co-owners, has entered into an Interim Assessment Agreement with the Contractor and WECTEC Staffing Services LLC, dated as of March 29, 2017 (the Interim Assessment Agreement) to provide for a continuation of work with respect to Vogtle Units No. 3 and No. 4. Georgia Power’s entry into the Interim Assessment Agreement is conditioned upon South Carolina Electric & Gas Company entering into a similar interim assessment agreement with the Contractor relating to V.C. Summer (the V.C. Summer Interim Assessment Agreement).  The provisions in the Interim Assessment Agreement remain subject to the approval of the bankruptcy court and will not be effective until the date of approval by the bankruptcy court (the Effective Date).  The term of the Interim Assessment Agreement will extend from the Effective Date through the earlier of (i) April 28, 2017, (ii) the termination of the V.C. Summer Interim Assessment Agreement, or (iii) termination of the Interim Assessment Agreement by any party upon five business days’ notice (the Interim Assessment Period).

The Interim Assessment Agreement provides, among other items, that (i) Georgia Power will be obligated to pay, on behalf of the Co-owners, all costs accrued by the Contractor for subcontractors and vendors for services performed or goods provided during the Interim Assessment Period, with these amounts to be paid to the Contractor, except for amounts accrued for Fluor Corporation, which will be paid directly to Fluor, (ii) during the Interim Assessment Period, the Contractor shall provide certain engineering, procurement and management services for Vogtle Units No. 3 and No. 4, to the same extent as contemplated by the EPC Agreement, and Georgia Power, on behalf of the Co-owners, will make payments of $5.4 million per week for these services, (iii) Georgia Power will have the right to make payments, on behalf of the Co-owners, directly to subcontractors and vendors who have accounts past due with the Contractor, (iv) during the Interim Assessment Period, the Contractor will use its commercially reasonable efforts to provide information reasonably requested by Georgia Power as is necessary to continue construction and investigate the completion status of Vogtle Units No. 3 and No. 4, (v) the Contractor will decide whether to reject or accept the EPC Agreement by the later of (1) the termination of the Interim Assessment Agreement and (2) April 28, 2017, and (vi) during the Interim Assessment Period, Georgia Power, on behalf of the Co-owners, will forbear from exercising any remedies against Toshiba under Toshiba’s guarantee of certain obligations of Westinghouse under the EPC Agreement (the Toshiba Guarantee).  Under the Interim Assessment Agreement, all parties expressly reserve all rights and remedies under the EPC Agreement, all related security and collateral, and under applicable law.

While Georgia Power, on behalf of the Co-owners, is working to provide for a transition that will allow work to continue on Vogtle Units No. 3 and No. 4, Georgia Power, along with the other Co-owners, is also undertaking a full-scale schedule and cost-to-complete assessment to determine the impact the Contractor’s bankruptcy filing will have on the construction of Vogtle Units No. 3 and No. 4. We intend to work with Georgia Power and the other Co-owners to determine future actions related to Vogtle Units No. 3 and No. 4. Georgia Power will also be working with the Georgia Public Service Commission in regards to this same determination. In addition, Georgia Power, on behalf of the Co-owners, intends to take all actions available to it to enforce its rights related to the EPC Agreement, including enforcing the Toshiba Guarantee, subject to the Interim Assessment Agreement, and accessing $920 million of letters of credit provided by Westinghouse to the Co-owners.

The Contractor’s bankruptcy filing is expected to have a material impact on the construction of Vogtle Units No. 3 and No. 4 and could have a material impact on our financial condition and results of operations; however, the ultimate outcome of these matters cannot be determined at this time.

Item 9.01                                           Financial Statements and Exhibits

(a)                                 Not applicable.

(b)                                 Not applicable.

(c)                                  Not applicable.

(d)                                 Not applicable.

Cautionary Statement Regarding Forward-Looking Statements

Certain information contained in this Current Report on Form 8-K is forward-looking information based on current expectations and plans that involve risks and uncertainties.  Forward-looking information includes, among other things, statements concerning Georgia Power’s intent, on behalf of the Co-owners, to enforce the Co-owners’ rights related to the EPC Agreement, future actions related to Vogtle Units No. 3 and No. 4 and the expected impact of the bankruptcy filing. We caution that there are certain factors that could cause actual results to differ materially from the forward-looking information that has been provided. The reader is cautioned not to put undue reliance on this forward-looking information, which is not a guarantee of future performance and is subject to a number of uncertainties and other factors, many of which are outside of our control; accordingly, there can be no assurance that such suggested results will be realized. The following factors, in addition to those discussed in our Form 10-K under “CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS”, and subsequent securities filings, could cause actual results to differ materially from management expectations as suggested by such forward-looking information: the results of the Contractor’s bankruptcy filing, including the effect on the EPC Agreement and the U.S. Department of Energy loan guarantees; the ability to control costs and avoid cost overruns during the development and construction of Vogtle Units No. 3 and No. 4; and legal proceedings and regulatory approvals and actions related to Vogtle Units No. 3 and No. 4, including Georgia Public Service Commission approvals and Nuclear Regulatory Commission actions. We expressly disclaim any obligation to update any forward-looking information.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OGLETHORPE POWER CORPORATION
(AN ELECTRIC MEMBERSHIP CORPORATION)

Date: March 29, 2017	By:	/s/ MICHAEL L. SMITH
Michael L. Smith
President and Chief Executive Officer